Exhbit 32

    Certification of the Chief Executive Officer and Chief Financial Officer
                       Pursuant to 18 U.S.C. Section 1350,
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

         In connection with the quarterly report of MedSolutions, Inc. (the "Company") on Form 10-QSB for the quarter ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Matthew H. Fleeger, Chief Executive Officer, and Sam Hicks, Chief Financial Officer, hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:



         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                              /s/  MATTHEW H. FLEEGER
                             ----------------------------------
                             Matthew H. Fleeger
                             Chief Executive Officer
                             Date: November 25, 2003


                              /s/  SAM HICKS
                             ----------------------------------
                             Sam Hicks
                             Chief Financial Officer
                             Date: November 25, 2003